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                           TECHNOLOGY TRANSFER AGREEMENT



     This TECHNOLOGY TRANSFER AGREEMENT (the "Amended Agreement") is dated as of February 2, 1996, by and between Rae Technology, Inc., a California corporation ("Transferor"), and NetObjects, Inc., a Delaware corporation ("Transferee").

                                  R E C I T A L S

     WHEREAS, Transferor and Transferee have entered into that certain Technology License Agreement, dated as of December 21, 1995 (the "Former Agreement"), pursuant to which Transferor granted to Transferee an exclusive license of certain proprietary computer software commonly referred to by Transferor as the "Solo Technology" for a limited field of use, in exchange for the issuance of 10,000,000 shares of Series A Preferred Stock of Transferee to Transferor;

     WHEREAS, to achieve the business objectives of the parties and to permit full implementation of the "Solo Technology" by Transferee, the parties now desire to amend and restate the Former Agreement, among other things, to provide for an assignment and transfer of all of Transferor's rights, title and interests in and to the "Solo Technology" to Transferee, with Transferee granting back to Transferor a worldwide, perpetual, royalty-free, assignable, exclusive license, with right of sublicense, in the Field of Use (as hereinafter defined) with respect to all of the transferred technology and a limited, nonexclusive, nontransferable license in the Field of Use with respect to Transferee's modifications of the "Solo Technology" for the sole purpose of developing and marketing software applications for the stand-alone Personal Information Management (PIM) market (as hereinafter defined); and

     WHEREAS, the parties now desire to amend and restate the Former Agreement to provide in its entirety as set forth below.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

                                 A G R E E M E N T

1.   AMENDMENT, SUPERSEDING EFFECT.

     The Former Agreement is hereby amended as set forth in this Amended Agreement. All provisions of the Former Agreement other than Section 3 and

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Exhibit A thereof shall be superseded by the terms and provisions of this
Amended Agreement to the extent provided herein.

2.   DEFINITIONS.

     Terms used in this Amended Agreement shall have the meaning set forth below, unless defined elsewhere or as the context may require:

     (a) "Technology" shall mean all of the computer software programs, technology and intellectual property rights of Transferor in and to that certain computer software technology commonly referred to by Transferor as the "Solo Technology," as set forth in more detail in Exhibit A of the Former Agreement, including without limitation, all presently existing object code, source code, and all flowcharts, algorithms and documentation related to such software programs.

     (b) "Confidential Information" shall mean all information relating to the Technology (including Technical Information and Business Records) disclosed or made available to Transferee, its employees or its representatives by Transferor that is marked, designated or described as confidential by Transferor.

     (c) "Intellectual Property Rights" shall mean all Confidential Information and, whether or not the following constitute Confidential Information, all of Transferor's United States and foreign copyrights, know-how, patents, licenses, patent applications, inventions, trade secrets, formulas, algorithms, processes, methodologies, designs, schematics, diagrams and the like pertaining to the Technology, or the Resulting Technology, as the case may be, and all of Transferee's trademark, service mark and trade name rights to "NetObjects"; provided, however, that the Intellectual Property Rights shall not include any trademark rights relating to the trademark "Solo" or any other trademarks of Transferor.

     (d) "Field of Use" shall mean all commercial applications of the Technology and the related Technical Information and Intellectual Property Rights to derive or create personal information manager programs, which are single user software programs primarily intended to be used by individuals to manage personal data such as personal contacts, events, schedules, tasks, projects, notes, pictures and lists of documents, files and other personal information.

     (e) "Resulting Solo-N Technology" shall mean all the results of the research, development and engineering work performed by Transferee after the effective date of this Amended Agreement with respect to the Technology as it existed on the effective date of the Former Agreement, including, without limitation, all derivative works, modifications, improvements, advanced software programs, patentable inventions or copyrightable material or any combination


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thereof that will allow commercial exploitation of the Technology in the Field of Use.

     (f) "Resulting Solo-R Technology" shall mean all the results of the research, development and engineering work performed by Transferor after the effective date of this Amended Agreement with respect to the Technology as it existed on the effective date of the Former Agreement, including, without limitation, all derivative works, modifications, improvements, advanced software programs, patentable inventions or copyrightable material or any combination thereof that will allow commercial exploitation of the Technology in the Field of Use.

     (g) "Business Records" shall mean all non-disclosure agreements, employee and consultant agreements regarding the protection of Confidential Information, business plans, marketing information, financial information, notes, diaries, logs, calendars, accounting records, non-technical research results, product ideas, and all other written materials other than Technical Information.

     (h) "Technical Information" shall mean all data in written, tangible or machine-readable form relating to the Technology and the Intellectual Property Rights related thereto, which are revealed to Transferee by Transferor pursuant to the terms of this Amended Agreement.

3.   TRANSFER OF TECHNOLOGY, CROSS LICENSE.

     (a) Subject to the terms and conditions herein, Transferor hereby assigns, conveys, and otherwise transfers to Transferee all of Transferor's rights, title and interests in and to the Technology and all of the Intellectual Property Rights, Confidential Information and Technical Information pertaining to the Technology. Transferor hereby assigns, conveys, and otherwise transfers to Transferor all of Transferor's rights and interests in and to the Business Records of Transferor that relate to the Technology and the use thereof outside of the Field of Use or to the proposed business of Transferee as described in that certain Business Plan dated December 4, 1995.

     (b) Transferor further affirms the right of Transferee to prevent any unauthorized use and disclosure of the Technology and the Intellectual Property Rights, Confidential Information and Technical Information pertaining thereto, and affirms the right of Transferee to disclose all such information as Transferee may deem appropriate in the conduct of its business.

     (c) Transferor hereby assigns, conveys and otherwise transfers to Transferee all rights, title and interests of Transferor in and to the trademark, service mark and trade name "NetObjects" and all logos currently associated therewith, and in and to


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Transferor's "Solo" or "S.O.L.O." trademarks and the goodwill associated therewith. Transferor does not transfer, and Transferee shall have no right in and to any other trademarks or service marks of Transferor.

     (d) Transferee hereby grants to Transferor exclusively in the Field of Use a transferable, worldwide, royalty-free, perpetual, exclusive, assignable, right and license, with right of sublicense to Transferor's customers, to use and reproduce the Technology and the Intellectual Property Rights, Confidential Information, Technical Information and Business Records related thereto, and to prepare derivative works from (including, but not limited to, the Resulting Solo-R Technology) make, use, disclose, perform, display, sell, offer to sell, identify and distribute computer products incorporating the same to be used solely by end users.

     (e) Transferee hereby grants to Transferor exclusively in the Field of Use a nontransferable, worldwide, royalty-free, perpetual, nonexclusive, nonassignable, right and license, without right of sublicense to Transferor's customers, to use and reproduce the Resulting Solo-N Technology and the Intellectual Property Rights, Confidential Information and Technical Information related thereto, and to prepare derivative works from, make, use, disclose, perform, display, sell, offer to sell, identify and distribute computer products incorporating the same only for use in object code form by end-users.

4.   ISSUANCE OF SHARES.

     Transferor and Transferee hereby confirm the issuance of 10,000,000 shares of Series A Preferred Stock to Transferee on December 21, 1995, as full consideration for the transfer, assignment and conveyance contemplated herein, and Transferor and Transferee agree that no additional shares or any other consideration shall be issued or paid to Transferor pursuant to this Amended Agreement. Transferor hereby agrees that Transferee's ability to obtain equity financing through the sale of shares of Transferee's Series B Preferred Stock to certain investors, including Norwest Equity Partners V and Venrock Associates (the "Series B Preferred Financing"), based on this Amended Agreement constitutes adequate consideration for the covenants and performance of Transferor hereunder.

5.   TITLE AND PROPRIETARY RIGHTS.

     (a) Title and ownership to (i) the Technology, the Resulting Solo-N Technology, and all of the Intellectual Property Rights, Confidential Information and Technical Information related to each and (ii) the trademark, service mark


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and trade name "NetObjects" and the logos currently associated therewith shall reside in Transferee.

     (b) Title and ownership to the Resulting Solo-R Technology in the Field of Use and the Intellectual Property Rights related thereto shall reside in Transferor.

6.   TECHNICAL INFORMATION.

     On or before the closing date for the Series B Preferred Financing, Transferor will transfer and deliver to Transferee a complete copy of all of the Technology and all of the Confidential Information and Technical Information related thereto to the extent that Transferor has not furnished them to Transferee already pursuant to the terms of the Former Agreement.

7.   SUBSEQUENT INVENTIONS, FURTHER ASSURANCES.

     (a) All derivative works, modifications and improvements to the Technology and all inventions of whatsoever kind or nature incorporating or otherwise utilizing any of the Intellectual Property Rights related to the Technology developed by Transferee subsequent to the date of this Amended Agreement, including, but not limited to, the Resulting Solo-N Technology, shall be owned by Transferee; provided that all such derivative works, modifications and improvements to the Technology developed by Transferee subsequent to the date of this Amended Agreement shall be licensed to Transferor pursuant to the provisions of Section 3(e) hereof.

     (b) Transferee shall have full right to cause United States and foreign copyright applications and patent applications to be prepared and prosecuted with respect to the Technology at its own expense, and all such applications and resulting copyrights and patents shall be owned by Transferee. Transferor shall do all such acts and execute, acknowledge and deliver materials, including Technical Information, and all instruments or writings reasonably requested and necessary for Transferee to perfect its title to the Technology, to secure copyrights and letters patent whenever possible, as well as all reissues, renewals and extensions thereof. Nothing contained in this Amended Agreement, however, shall be construed as a representation or warranty by Transferor that any portion of the Technology shall be copyrightable or patentable.

     (c) Transferor shall have full right to cause United States and foreign copyright applications and patent applications to be prepared and prosecuted with respect to the Resulting Solo-R Technology in the Field of Use at its own expense, and all such applications and resulting copyrights and patents shall be owned by Transferor. Transferee shall do all such acts and execute, acknowledge and deliver all instruments or writings reasonably requested and


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necessary for Transferor to perfect its title to the Resulting Solo-R Technology in the Field of Use, to secure copyrights and letters patent whenever possible, as well as all reissues, renewals and extensions thereof. Nothing contained in this Amended Agreement, however, shall be construed as a representation or warranty by Transferee that any portion of the Resulting Solo-R Technology in the Field of Use shall be copyrightable or patentable.

     (d) Transferee shall have full right to cause United States and foreign trademark applications to be prepared and prosecuted with respect to the name "NetObjects," at its own expense, and all such applications and resulting trademarks, service marks and trade names shall be owned by Transferee. Transferor shall do all such acts and execute, acknowledge and deliver all instruments or writings reasonably requested and necessary for Transferee to perfect its title to the name "NetObjects," to secure trade name and trademark registrations whenever possible, as well as all renewals and extensions thereof. Nothing contained in this Amended Agreement, however, shall be construed as a representation or warranty by Transferee that Transferee shall be able to obtain the trade name or trademark rights to the name "NetObjects."

8.   CONFIDENTIAL INFORMATION.

     (a) Transferor understands that all Confidential Information received by Transferee from Transferor is and will remain proprietary and confidential to Transferor, and Transferee and Transferor shall be obligated to protect and maintain the confidentiality of the same. Transferor shall take all necessary and proper action to preserve the secrecy and prevent disclosure of such Confidential Information. Transferor shall not disclose Confidential Information except in connection with its exercise of the licenses received pursuant to Section 3(d) and 3(e) hereof. Confidential Information shall be disclosed or made available to Transferor's employees or representatives only on a need-to-know basis to the extent necessary for Transferor to enjoy the benefits of the license granted by Transferee to Transferor in Section 3(d) and 3(e) of this Amended Agreement. Transferor shall establish a reasonable security procedure to prevent unauthorized access to the Confidential Information.

     (b) The obligation imposed by this Section 8 to protect and not to disclose Confidential Information shall continue during the term of this Amended Agreement and thereafter, except with respect to such Confidential Information that sooner becomes lawfully within the public domain.

9.   WARRANTIES AND DISCLAIMERS OF TRANSFEROR.

     (a) Transferor represents and warrants that it is the owner of or otherwise has the right to transfer and assign the Technology, the Intellectual Property Rights, the Confidential Information and the Technical Information


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provided in Section 3 and otherwise to perform its obligations under this
Amended Agreement.

     (b) Transferor warrants that, to the best of its knowledge, the technology and the intellectual property rights related thereto do not infringe any patent, copyright or trade secret right of any third party.

     (c) TRANSFEROR DOES NOT WARRANT THAT THE TECHNOLOGY OR THE INTELLECTUAL PROPERTY RIGHTS RELATED THERETO WILL MEET ANY SPECIFIED OR UNSPECIFIED REQUIREMENTS OR OPERATE IN ANY SPECIFIED OR UNSPECIFIED COMBINATIONS THAT TRANSFEREE MAY SELECT FOR USE; THAT THE TECHNOLOGY OR THE INTELLECTUAL PROPERTY RIGHTS RELATED THERETO ARE ERROR FREE; THAT ALL DEFECTS IN THE TECHNOLOGY WILL BE CORRECTED; OR THAT THE TECHNOLOGY IS FREE FROM ANY VIRUS, SOFTWARE ROUTINE OR OTHER PROGRAM DESIGNED TO PERMIT UNAUTHORIZED ACCESS, TO DISABLE, TO ERASE, OR OTHERWISE TO HARM SOFTWARE, HARDWARE OR DATA, OR TO PERFORM ANY OTHER SUCH ACTIONS. NO ORAL OR WRITTEN STATEMENT BY TRANSFEROR OR BY A REPRESENTATIVE OF TRANSFEROR SHALL CREATE A WARRANTY OR INCREASE THE SCOPE OF ANY WARRANTY GIVEN.

     (d) TRANSFEROR DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE WITH RESPECT TO THE TECHNOLOGY OR THE INTELLECTUAL PROPERTY RIGHTS RELATED THERETO, INCLUDING ANY WARRANTY OF MANUFACTURABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. TRANSFEROR DOES NOT ASSUME OR AUTHORIZE ANY OTHER PERSON TO ASSUME FOR IT ANY LIABILITY IN CONNECTION WITH THE USE OF THE INTELLECTUAL PROPERTY RIGHTS RELATED TO THE TECHNOLOGY, OR THE SALE, USE OR OPERATION OF ANY PRODUCT UTILIZING THE TECHNOLOGY.

     (e) TRANSFEROR SHALL NOT BE LIABLE FOR ANY INJURY OR DAMAGE TO TRANSFEREE, OR TO ANY OTHER PERSON CAUSED DIRECTLY OR INDIRECTLY BY THE USE OF THE TECHNOLOGY OR THE SALE, USE OR OPERATION OF THE TECHNOLOGY OR ANY DERIVATIVE WORKS USING THE SAME. IN NO EVENT SHALL TRANSFEROR BE LIABLE TO ANY THIRD PARTY FOR ANY LOSS OR INJURY TO EARNINGS, PROFITS, OR GOODWILL, OR FOR ANY DIRECT, SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES ARISING OUT OF TRANSFEREE'S USE OF THE TECHNOLOGY, THE INTELLECTUAL PROPERTY RIGHTS, THE CONFIDENTIAL INFORMATION OR THE TECHNICAL INFORMATION.


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10.  LIMITATION OF LIABILITY AND INDEMNIFICATION.

     (a) Except with respect to the breach of any representation or warranty contained in Section 9 hereof, Transferee agrees that Transferor will not be liable for defense or indemnity with respect to any claim against Transferee by any third party arising from Transferee's possession, use or distribution of the Technology, the Resulting Solo-N Technology and/or the Intellectual Property Rights, Confidential Information and Technical Information relating to each, or of products incorporating the same.

     (b) Except as otherwise provided in subsection (a), Transferee agrees to indemnify and hold harmless Transferor from and against any and all liability, loss, suit, damages, claims and proceedings, including reasonable attorneys' fees, expenses and costs, arising out of or connected with the sale, sublicense, commercialization or use of any of the Technology, the Resulting Solo-N Technology, the Intellectual Property Rights, or products incorporating such Technology, Resulting Solo-N Technology, or Intellectual Property Rights by Transferee, its customers or other third parties.

11.  SEVERABILITY.

     The provisions of this Amended Agreement are severable, and if any one or more such provisions are judicially determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions or portions of this Amended Agreement shall nevertheless be binding on and enforceable by and between the parties hereto.

12.  ASSIGNMENT, SUCCESSORS AND ASSIGNS.

     This Amended Agreement and all of the terms hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the rights of Transferor pursuant to Section 3(e) hereof shall not be assignable without Transferee's prior written consent, which Transferee may withhold in its sole and absolute discretion.

13.  EXPORT CONTROL LAWS.

     (a) Transferee agrees to comply with all laws, rules and regulations applicable to the export of the Technology, the Intellectual Property Rights or products incorporating the Technology or the Intellectual Property Rights, or the Technical Information. Specifically, Transferee shall not export, re-export, transfer, or license the Technology, the Intellectual Property Rights, or the Technical Information, or any documentation thereof, in violation of any United States laws and regulations as may from time to time be applicable.


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     (b)  Transferor agrees to comply with all laws, rules and regulations applicable to the export of the Technology, the Resulting Solo-R Technology, the Resulting Solo-N Technology and the Intellectual Property Rights relating to each, or products incorporating any of the foregoing. Specifically, Transferor shall not export, re-export, transfer or license the Technology, the Resulting Solo-R Technology, the Resulting Solo-N Technology or the Intellectual Property Rights related to each, or any documentation thereof, in violation of any United States laws and regulations as may from time to time be applicable.

14.  EFFECTIVE DATE.

     This Amended Agreement has been entered into by Transferor and Transferee as of the date of the closing of the Series B Preferred Financing. Upon execution this Amended Agreement shall be effective as of December 21, 1995 for all purposes.

15.  GENERAL.

     (a) All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery or on the day sent by facsimile transmission if a true and correct copy is sent the same day by first class mail, postage prepaid, or by dispatch by an internationally recognized express courier service, and in each case addressed to the address of the parties as set forth below, unless such party first notifies the other parties hereto in writing of any change in its address:

If addressed to Transferor:   Rae Technology, Inc.
                              2055 Woodside Road, Suite 250
                              Redwood City, CA  94061
                              Attention:  President


If addressed to Transferee:   NetObjects, Inc.
                              2055 Woodside Road, Suite 250
                              Redwood City, CA  94061
                              Attention:  President

     (b) Neither party has the authority to assume or create any obligation for or on behalf of the other party, express or implied.

     (c) The Former Agreement, as amended by this Amended Agreement, together with Exhibit A attached hereto, constitutes the entire agreement between the parties relating to the subject matter hereunder and supersedes all prior or contemporaneous oral or written agreements and understandings between the parties. No modification of this Amended Agreement shall be binding on any party unless it is in writing and signed by the party to be charged.


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No waiver of any provision of this Amended Agreement shall be effective unless made in writing. No waiver of any breach of any provision of this Amended Agreement shall constitute a waiver of any subsequent breach of the same or of any other provision of this Amended Agreement.

     (d) In the event it is necessary to enforce this Amended Agreement or in the event of any dispute between the parties with respect to its interpretation, validity, or performance, the prevailing party in any such action shall be entitled to costs of suit and reasonable attorneys' fees.

     (e) The validity, performance and interpretation of this Amended Agreement shall be governed by the laws of the State of California.

     IN WITNESS WHEREOF, this Amended Agreement is executed as of the date and year first above written.


RAE TECHNOLOGY, INC.               NETOBJECTS, INC.

By: /s/ Samir Arora                By: /s/ Samir Arora
   ---------------------------        ---------------------------

Its:    CEO                        Its:   CEO
   ---------------------------        ---------------------------


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